UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549

                                     Form 8-K

                                  Current Report
    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): Novmeber 15,2004


                     MORGAN STANLEY AUTO LOAN TRUST 2004-HB1

              (Exact name of registrant as specified in its charter)

New York (governing law of           333-82716-02       51-6555101
Sales and Servicing Agreement)       (Commission
(State or other                      File Number)
jurisdiction                                            IRS EIN
of Incorporation)



       Wells Fargo Bank, N.A.
       6th Street and Marquette Avenue
       Minneapolis, MN                                        55479
       (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code:  (612) 667-8058


       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))



ITEM 8.01  Other Events

On November 15, 2004 a distribution was made to holders of MORGAN STANLEY AUTO LOAN TRUST 2004-HB1


ITEM 9.01  Financial Statements and Exhibits

      (c)  Exhibits


           Exhibit Number                      Description

           EX-99.1 Monthly report distributed to holders of Morgan Stanley Auto Loan Trust 2004-HB1, relating to the November 15, 2004 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                     MORGAN STANLEY AUTO LOAN TRUST 2004-HB1
                                  (Registrant)

             By:    Wells Fargo Bank, NA as Trustee
             By:   /s/   Edna Barber, Assistant Vice President
             By:    Edna Barber, Assistant Vice President

             Date:   11/19/04
                                 INDEX TO EXHIBITS


Exhibit Number               Description

EX-99.1 Monthly report distributed to holders of Morgan Stanley Auto Loan Trust 2004-HB1, relating to the November 15, 2004 distribution.





                   EX-99.1

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Morgan Stanley Auto Loan Trust 2004-HB1




Record Date:            11/14/04
Distribution Date:      11/15/04


Morgan Stanley Auto Loan Trust 2004-HB1

Contact:
         Wells Fargo Bank, N.A.
         6th Street and Marquette Avenue
         Minneapolis, MN 55479
         Telephone: (612) 667-8058
         Fax:       (612) 667-3529



Certificateholders Distribution Summary

			Beginning	Interest	Interest	Principal 	Ending 		Total
Class	Cusip		Principal	Distribution	Carryover	Distribution	Principal	Distribution
			Balance		Amount		Shortfall	Amount		Balance
A-1	61747RAF7	 62,834,796.62 	 69,641.90	0.00		 21,923,405.81	 40,911,390.82 	21,993,047.71
A-2	61747RAG5	165,450,000.00 	264,720.00	0.00			  0.00	165,450,000.00 	   264,720.00
A-3	61747RAH3	174,400,000.00 	383,680.00	0.00			  0.00	174,400,000.00 	   383,680.00
A-4	61747RAJ9	187,285,000.00 	519,715.88	0.00			  0.00	187,285,000.00 	   519,715.88
B	61747RAK6	 25,000,000.00 	 63,541.67	0.00			  0.00	 25,000,000.00 	    63,541.67
C	61747RAL4	 28,710,000.00 	 68,904.00	0.00		  2,346,279.68	 26,363,720.32 	 2,415,183.68
D	61747RAM2	 13,940,000.00 	 63,891.67	0.00			  0.00	1 3,940,000.00 	    63,891.67
Certificates			   n/a	       n/a	 n/a			  0.00		   n/a		 0.00




	Pool Factors

			Beginning	Interest	Interest	Principal 	Ending 		Interest
	Class		Note Pool	Distribution	Carryover	Distribution	Note Pool	 Rate
			Factor		per 1000	per 1000	per 1000	Factor

	A-1		0.2788939	0.3091074	0.0000000	97.3076157	0.1815863	1.33%
	A-2		1.0000000	1.6000000	0.0000000	0.0000000	1.0000000	1.92%
	A-3		1.0000000	2.2000000	0.0000000	0.0000000	1.0000000	2.64%
	A-4		1.0000000	2.7750000	0.0000000	0.0000000	1.0000000	3.33%
	B		1.0000000	2.5416667	0.0000000	0.0000000	1.0000000	3.05%
	C		1.0000000	2.4000000	0.0000000	81.7234301	0.9182766	2.88%
	D		1.0000000	4.5833333	0.0000000	0.0000000	1.0000000	5.50%




				Cash Statement




Collections
	Principal Collections								22,417,345.51
	Interest Collections								 3,447,797.15
	Recoveries and Liquidation Proceeds						   417,699.22
	Purchase Amounts and Advance Amounts from servicer				   220,980.63
		Total Collections Amount						26,503,822.51





Disbursements							per 1000 Original   Principal Balance
	Servicing Fee 						 0.6796670		   557,384.74
	Servicing Reimbursement Amount				 0.2933523		   240,573.84
	Owner Trustee Fee					 0.0010162		       833.33
	Indenture Trustee Fee					 0.0015242		     1,250.00
	Note Interest Distribution				 1.7487152		 1,434,095.11
	Regular Principal Allocation				29.5941097	        24,269,685.49
	First Allocation of Principal				 0.0000000			 0.00
	Second Allocation of Principal				 0.0000000			 0.00
	Third Allocation of Principal				 0.0000000			 0.00
		Total Distribution Amount						26,503,822.51




				Collateral Statement




	Pool Balance (beginning of Collection Period)					668,861,690.35

	Pool Balance (end of Collection Period)						645,507,262.29

	Overcollateralization Target Amount for next Distribution Date			 12,910,145.25
	Overcollateralization Amount							 12,157,151.15


	Delinquency 					Principal
				Period		Number	Balance		Percentage
				30 - 59 days  	254	3,814,718.11	0.59%
				60 - 89 days  	80	1,240,690.19	0.19%
				90 + days  	61	  994,566.08	0.15%
				Totals		395	6,049,974.38	0.94%

	Pool Delinquency Percentage as of related Determination Date				  0.93%

	Repossessed Receivables							 75	  1,293,817.00

	Defaulted Receivables or Repurchased Receivables				    936,932.42

	Receivables granted extensions						653	 10,311,913.15

	Repurchase Amounts									  0.00

	Realized Losses									    600,110.66
	Cram Down Losses								      3,072.31

	Cumulative Net Loss Ratio as of related Determination Date				  0.27%
	Six-Month Annualized Net Loss Ratio as of related Determination Date			  0.62%
	Three-Month Annualized Net Loss Ratio as of related Determination Date			  0.93%

	WAC					6.45
	WAM					49.39


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